UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2020

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W&T Offshore, Inc.
(Exact name of registrant as specified in its charter)
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Texas	1-32414	72-1121985
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Nine Greenway Plaza, Suite 300 Houston, Texas 77046 (Address of Principal Executive Offices)

(713) 626-8525
Registrant’s telephone number, including area code

NA
(Former name or former address, if changed since last report)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.00001	WTI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 6, 2020, W&T Offshore, Inc. (the “Company”) held its 2020 Annual Meeting of Shareholders (the “Annual Meeting”) in Houston, Texas.  The proposals voted upon at the Annual Meeting and the final voting results are indicated below.  For additional information on these proposals, please see the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 26, 2020.

Proposal 1:  To elect five directors to hold office until the 2021 Annual Meeting of Shareholders and until their successors are duly elected and qualified.  All nominees were elected by the votes indicated.

Nominee	Voted For	Voted Withheld	Broker Non-Votes
Ms. Virginia Boulet	65,778,454	26,929,396	32,724,866
Mr. Stuart B. Katz	84,167,424	8,540,426	32,724,866
Mr. Tracy W. Krohn	90,813,726	1,894,124	32,724,866
Mr. S. James Nelson, Jr.	72,838,984	19,868,866	32,724,866
Mr. B. Frank Stanley	68,734,166	23,973,684	32,724,866

Proposal 2: To approve the first amendment to our 2004 Directors Compensation Plan to increase the number of shares of common stock to be issued under awards thereunder. The proposal was approved by the votes indicated.

For	Against	Abstentions	Broker Non-Votes

89,344,225	2,956,090	407,535	32,724,866

Proposal 3: To approve, on an advisory basis, the compensation of our named executive officers. The proposal was approved by the votes indicated.

For	Against	Abstentions	Broker Non-Votes

58,458,065	33,786,780	463,005	32,724,866

Proposal 4: To ratify the appointment of Ernst & Young LLP as our independent registered public accountants for the year ended December 31, 2020.  The proposal was approved by the votes indicated.

For	Against	Abstentions

121,711,312	2,572,542	1,148,862

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W&T OFFSHORE, INC.
(Registrant)

Date: May 7, 2020	By:	/s/ Shahid A. Ghauri
	Name:	Shahid A. Ghauri
	Title:	Vice President, General Counsel and Corporate Secretary

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